UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2007

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01	Other Events

ITEM 9.01	Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 8.01	Other Events.

On October 18, 2007, Salem Communications Corporation issued a press release regarding its agreement to purchase radio station WTPS-AM 1080, in Miami, Florida from Radio One, Inc. for $12.25 million.

ITEM 9.01                           Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated October 18, 2007, of Salem Communications Corporation regarding an agreement to purchase radio station WTPS-AM 1080, Miami, Florida.

   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: October 19, 2007
By: /s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 18, 2007, of Salem Communications Corporation regarding an agreement to purchase radio station WTPS-AM 1080, Miami, Florida.

EXHIBIT 99.1

Salem Communications to Acquire WTPS-AM in Miami, Florida

CAMARILLO, Calif.--(BUSINESS WIRE)--Oct. 18, 2007--Salem Communications Corporation (Nasdaq:SALM), a leading U.S. radio broadcaster, Internet content provider, magazine and book publisher targeting audiences interested in Christian and family-themed content and conservative values, today announced that it will acquire WTPS-AM in Miami, FL, for approximately $12.25 million. Additionally, Salem began operating the station today under a local marketing agreement.

Joe D. Davis, Division President, Radio, commented, "The programmers who have been heard on our WKAT-AM 1360 will now have a new and expanded home at 1080AM, and the coverage of this new 50,000 watt signal is enormous, reaching from the Florida Keys to Boca Raton. Our new call letters on 1080 will be WMCU, acknowledging the heritage of great Christian programming in south Florida. Miami is the 11th largest radio market in the United States, and we are pleased to serve the large number of people there interested in Christian and family themes."
In addition to its radio properties, Salem owns Salem Radio Network(R), which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives(TM), a national radio advertising sales force; Salem Web Network(TM), a leading Internet provider of Christian content and online streaming; and Salem Publishing(TM), a leading publisher of Christian-themed magazines. Upon the close of all announced transactions, Salem Communications will own 98 radio stations, including 59 stations in 22 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.
Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

CONTACT: Salem Communications Corporation
Elizabeth Stewart, 805-987-0400 ext 1065
Elizabeth.Stewart@salem.cc

SOURCE: Salem Communications Corporation